UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 22, 2003

        KANA Software, Inc.
(Exact name of registrant as specified in its charter)

        Delaware
(State of Other Jurisdiction of Incorporation)

000-27163	77-0435679
(Commission File Number)	(I.R.S. Employer Identification Number)

181 Constitution Drive
      Menlo Park, California 94025
(Address of principal executive offices, including zip code)

        (650) 614-8300
(Registrant's telephone number, including area code)

        Not Applicable
(Former name or former address, if changed since last report)

Item 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 22, 2004 KANA issued a press release announcing its financial results for the fiscal quarter and year ended December 31, 2003 and certain other information. This press release has been furnished as Exhibit 99 to this Current Report and is incorporated herein by this reference.

In addition, KANA held a conference call on January 22, 2004 and disclosed that management expects KANA's sales and marketing, research and development, and general and administrative expenses in the first quarter of 2004 to increase by 5 to 6% over the recently-completed quarter, average shares outstanding to approximate 28,700,000 for the first quarter of 2004, and revenues for the year 2004 to grow by approximately 20% from 2003.

The information in this report, including the exhibit hereto, is furnished pursuant to Item 12 of Form 8-K, and is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibit is not incorporated by reference in any filing of KANA under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Cautionary Note Regarding Forward-looking Statements Under the Private Securities Litigation Reform Act of 1995:

Information in the press release and conference call described above, and in this Current Report, regarding KANA's forecasts, projections, expectations, beliefs, and intentions are forward-looking statements that involve risks and uncertainties. These statements include statements about KANA's expected revenues, expenses, profitability, cash flows, margins, operating results, long- term success, products and product development efforts, pending acquisition of Hipbone, and characteristics of KANA's market segment. All such forward-looking statements are based upon information available to KANA as of the date such statements were made, which may likely change, and KANA assumes no obligation to update any such forward-looking statements. These statements are not guarantees of future performance and actual results could differ materially from KANA's current expectations. Factors that could cause or contribute to such differences include, but are not limited to, competition in KANA's marketplace, including introductions of new products or services, or reductions in prices, by competitors; risks associated with lack of market acceptance of KANA's products or services; inability to enhance and develop products and services within budget and on schedule; inability to attract and retain qualified employees, to manage cash and expenditures, or to expand sales; inability to manage KANA's business in light of recent personnel reductions; inability to obtain the anticipated benefits of the pending Hipbone acquisition and of KANA's ongoing arrangement to outsource development activities; KANA's history of losses; the effect of potential terrorist activities; and uncertain economic conditions, particularly as they affect spending by KANA's prospective customers on eCRM and similar enterprise software products. These and other factors are risks associated with KANA's business that may affect KANA's operating results and are discussed in KANA's filings with the Securities and Exchange Commission, including KANA's most recent annual report on Form 10-K and our quarterly reports on Form 10-Q.

SIGNATURE

Pursuant to the requirement of the Security Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 29, 2004

KANA Software, Inc.

By:	/s/ John Huyett

John Huyett
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

99          Press release dated January 22, 2004 by KANA*

* Previously furnished with the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on January 28, 2004 and incorporated herein by reference.